As Filed with the Securities and Exchange Commission on December 7, 2011

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 7, 2011

MONSANTO COMPANY
 (Exact Name of Registrant as Specified in its Charter)

Delaware	001-16167	43-1878297
State of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

800 North Lindbergh Boulevard
St. Louis, Missouri    63167
(Address of Principal Executive Offices)  (Zip Code)

Registrant's telephone number, including area code:  (314) 694-1000

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  Results of Operations and Financial Condition.

On December 7, 2011, Monsanto Company issued a press release updating guidance for the first quarter of its fiscal year 2012. This press release is furnished as Exhibit 99 hereto and incorporated herein by reference.

The press release furnished herewith uses the non-GAAP financial measure of earnings per share (“EPS”) on an ongoing basis.  Our ongoing EPS financial measure excludes certain after-tax items that we do not consider part of ongoing operations.  We believe that our ongoing EPS financial measure presented with these adjustments best reflects our ongoing performance and business operations during the periods presented and is more useful to investors for comparative purposes.  In addition, management uses the ongoing EPS financial measure as a guide in its budgeting and long-range planning processes, and as a guide in determining incentive compensation.  The presentation of EPS on an ongoing basis is intended to supplement investors’ understanding of our operating performance.  This non-GAAP financial measure may not be comparable to similar measures used by other companies.  Information concerning Monsanto’s use of the non-GAAP financial measure free cash flow appears in Monsanto’s most recent Report on Form 10-K.

We are furnishing the information contained in this report, including the Exhibit, pursuant to “Item 2.02 Results of Operations and Financial Condition” of Form 8-K promulgated by the Securities and Exchange Commission.  This information shall not be deemed to be “filed” for the purposes of Section 18 of the U. S. Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liabilities of that section, unless we specifically incorporate it by reference in a document filed under the U.S. Securities Act of 1933, as amended, or the Exchange Act.  By filing this report on Form 8-K and furnishing this information, we make no admission as to the materiality of any information in this report, including the Exhibit.

ITEM 9.01.                      FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits

The following exhibit is filed herewith:

Exhibit 99                      Press Release, dated December 7, 2011, issued by Monsanto Company

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 7, 2011

MONSANTO COMPANY

By: /s/ Christopher A. Martin
Name: Christopher A. Martin
Title: Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99	Press Release, dated December 7, 2011, issued by Monsanto Company